Schedule of Investments (unaudited)	iShares® iBonds® Dec 2044 Term Treasury ETF
July 31, 2024	(Percentages shown are based on Net Assets)

	Par
Security	(000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.3%
U.S. Treasury Note/Bond
3.00%, 11/15/44	$1,875	$1,511,016
3.13%, 08/15/44	2,155	1,776,611
3.38%, 05/15/44	1,678	1,440,720
3.63%, 02/15/44	1,794	1,602,336
4.50%, 02/15/44	3,204	3,236,141
4.63%, 05/15/44	3,074	3,157,094
		12,723,918
Total Investments — 98.3%
(Cost: $12,557,713)		12,723,918
Other Assets Less Liabilities — 1.7%		214,787
Net Assets — 100.0%		$12,938,705

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

●	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

●	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

●	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
U.S. Government Obligations	$—	$12,723,918	$—	$12,723,918

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